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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 2, 2003

                          TRANSTEXAS GAS CORPORATION
                          --------------------------

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                (State or other jurisdiction of incorporation)



         0-30475                                      76-0401023
         -------                                      ----------
(Commission File Number)                          (I.R.S. Employer
                                                 Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                             Houston, Texas 77032
                             --------------------
          (Address of principal executive offices, including zip code)

                                (281) 987-8600
                                --------------
              (Registrant's telephone number, including area code)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS.

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

In a letter dated March 27, 2003, Mr. Vincent Intrieri, a member of the Board of Directors of TransTexas Gas Corporation (the "Company"), resigned. The Company disagrees with all of Mr. Intrieri's allegations in the letter and believes them to be wholly without merit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

Not Applicable.

(b) Pro forma financial information:

Not Applicable.

(c) Exhibits:

March 27, 2003, letter from Vincent Intrieri to the Board of Directors of TransTexas Gas Corporation.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TRANSTEXAS GAS CORPORATION





                         By: /s/ ED DONAHUE
                             ----------------------------------
                             Name:  Ed Donahue
                             Title: Vice President, Chief
                             Financial Officer, and Secretary



Dated: April 2, 2003

                                       3
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                               DESCRIPTION
-------                             -----------

  17 March 27, 2003, letter from Vincent Intrieri to the Board of Directors of TransTexas Gas Corporation.